UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 12, 2007

PILGRIM’S PRIDE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9273	75-1285071
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4845 US Hwy. 271 N. Pittsburg, Texas	75686-0093
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code: (903) 434-1000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Pilgrim’s Pride Corporation, a Delaware corporation, proposes to offer senior notes due in 2015 and senior subordinated notes due in 2017 (collectively, the “Notes”) under its registration statement on Form S-3 (No. 333-130113) (the “Registration Statement”). This Current Report on Form 8-K is being filed for the purpose of filing as an exhibit each Form T-1 of Wells Fargo Bank, National Association in connection with the Registration Statement and the public offering of the Notes.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description
25.1	Form T-1 of Wells Fargo Bank, National Association for the Senior Debt Securities

25.2	Form T-1 of Wells Fargo Bank, National Association for the Senior Subordinated Debt Securities

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PILGRIM’S PRIDE CORPORATION

Date: January 12, 2007	By:	/s/ Richard A. Cogdill
Richard A. Cogdill
Executive Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
25.1	Form T-1 of Wells Fargo Bank, National Association for the Senior Debt Securities

25.2	Form T-1 of Wells Fargo Bank, National Association for the Senior Subordinated Debt Securities